                                                                  Exhibit 32.3

                            CERTIFICATION PURSUANT TO
                    18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report of ORBIT BRANDS CORPORATION (the
"Company") on Form 10QSB for the period ended June 30th, 2003 (the "Report"), the undersigned in the capacity listed below, hereby certify, pursuant to 18
U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, the to my knowledge

        (i)  The Report fully complies with the requirements of Section 12(a)
             or 15(d) of the Securities Exchange Act of 1934: and
        (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: October 27th, 2004       By: /s/ Joseph R. Cellura
                                Joseph R. Cellura, President and Chief Executive Officer